Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1467

      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2014-4



                          Supplement to the Prospectus

   On November 13, 2014, holders of Cash America International, Inc. (Cash America) shares received 0.915 shares of Enova International, Inc. (Enova) common stock for every one share of Cash America held as of November 3, 2014. Fractional shares of Enova were not issued in this spinoff, and consequently cash was distributed for any such fractional amounts.

   Notwithstanding anything to the contrary in the prospectus, as a result of this issuance your Portfolio now holds, and will continue to purchase, shares of both Cash America and Enova stock.

Supplement Dated:   November 14, 2014